Vanguard® Long-Term Treasury Fund
Schedule of Investments (unaudited)
As of April 30, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (100.3%)
U.S. Government Securities (85.7%)
	United States Treasury Note/Bond	1.125%	5/15/2040	57,500	35,978
	United States Treasury Note/Bond	1.125%	8/15/2040	71,700	44,390
	United States Treasury Note/Bond	1.375%	11/15/2040	74,832	47,852
	United States Treasury Note/Bond	1.875%	2/15/2041	72,102	49,598
	United States Treasury Note/Bond	2.250%	5/15/2041	19,750	14,289
	United States Treasury Note/Bond	4.375%	5/15/2041	31,125	29,749
	United States Treasury Note/Bond	1.750%	8/15/2041	60,690	40,285
	United States Treasury Note/Bond	3.750%	8/15/2041	19,200	16,990
	United States Treasury Note/Bond	2.000%	11/15/2041	73,850	50,708
	United States Treasury Note/Bond	2.375%	2/15/2042	28,200	20,422
	United States Treasury Note/Bond	3.250%	5/15/2042	20,000	16,380
	United States Treasury Note/Bond	3.375%	8/15/2042	32,132	26,663
	United States Treasury Note/Bond	4.000%	11/15/2042	37,800	33,959
	United States Treasury Note/Bond	3.125%	2/15/2043	17,611	13,988
	United States Treasury Note/Bond	3.875%	2/15/2043	48,825	43,044
	United States Treasury Note/Bond	2.875%	5/15/2043	5,914	4,507
	United States Treasury Note/Bond	3.875%	5/15/2043	42,400	37,285
	United States Treasury Note/Bond	3.625%	8/15/2043	25,670	21,743
	United States Treasury Note/Bond	4.375%	8/15/2043	46,500	43,523
	United States Treasury Note/Bond	3.750%	11/15/2043	31,057	26,701
	United States Treasury Note/Bond	4.750%	11/15/2043	20,000	19,599
	United States Treasury Note/Bond	4.500%	2/15/2044	26,050	24,696
	United States Treasury Note/Bond	3.375%	5/15/2044	8,450	6,844
	United States Treasury Note/Bond	4.625%	5/15/2044	19,150	18,421
	United States Treasury Note/Bond	3.125%	8/15/2044	15,849	12,319
	United States Treasury Note/Bond	4.125%	8/15/2044	33,300	29,944
	United States Treasury Note/Bond	4.625%	11/15/2044	51,050	48,974
	United States Treasury Note/Bond	2.500%	2/15/2045	12,600	8,751
	United States Treasury Note/Bond	4.750%	2/15/2045	60,033	58,481
	United States Treasury Note/Bond	5.000%	5/15/2045	54,158	54,416
	United States Treasury Note/Bond	2.875%	8/15/2045	12,963	9,539
	United States Treasury Note/Bond	4.875%	8/15/2045	45,000	44,457
	United States Treasury Note/Bond	3.000%	11/15/2045	4,100	3,072
	United States Treasury Note/Bond	4.625%	11/15/2045	33,000	31,551
	United States Treasury Note/Bond	2.500%	2/15/2046	13,795	9,424
	United States Treasury Note/Bond	4.625%	2/15/2046	9,000	8,597
	United States Treasury Note/Bond	2.500%	5/15/2046	25,651	17,458
	United States Treasury Note/Bond	2.250%	8/15/2046	44,370	28,657
	United States Treasury Note/Bond	2.875%	11/15/2046	4,469	3,237
	United States Treasury Note/Bond	3.000%	2/15/2047	1,500	1,108
	United States Treasury Note/Bond	3.000%	5/15/2047	11,324	8,330
	United States Treasury Note/Bond	2.750%	8/15/2047	22,659	15,883
	United States Treasury Note/Bond	2.750%	11/15/2047	30,290	21,160
	United States Treasury Note/Bond	3.000%	2/15/2048	34,100	24,888
	United States Treasury Note/Bond	3.125%	5/15/2048	30,700	22,858
	United States Treasury Note/Bond	3.000%	8/15/2048	35,333	25,651
	United States Treasury Note/Bond	3.375%	11/15/2048	32,610	25,283
	United States Treasury Note/Bond	3.000%	2/15/2049	25,600	18,491
[1]	United States Treasury Note/Bond	2.875%	5/15/2049	21,761	15,311
	United States Treasury Note/Bond	2.250%	8/15/2049	23,800	14,644
	United States Treasury Note/Bond	2.375%	11/15/2049	31,600	19,910
	United States Treasury Note/Bond	2.000%	2/15/2050	51,661	29,748
	United States Treasury Note/Bond	1.250%	5/15/2050	38,500	18,060
	United States Treasury Note/Bond	1.375%	8/15/2050	48,797	23,571
	United States Treasury Note/Bond	1.625%	11/15/2050	66,012	34,050
	United States Treasury Note/Bond	1.875%	2/15/2051	79,300	43,516
	United States Treasury Note/Bond	2.375%	5/15/2051	42,420	26,242
	United States Treasury Note/Bond	2.000%	8/15/2051	54,200	30,494
	United States Treasury Note/Bond	1.875%	11/15/2051	83,400	45,238
	United States Treasury Note/Bond	2.250%	2/15/2052	55,500	33,031

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	2.875%	5/15/2052	72,250	49,460
	United States Treasury Note/Bond	3.000%	8/15/2052	26,200	18,395
	United States Treasury Note/Bond	4.000%	11/15/2052	71,900	61,056
	United States Treasury Note/Bond	3.625%	2/15/2053	28,700	22,741
[2]	United States Treasury Note/Bond	3.625%	5/15/2053	40,725	32,238
	United States Treasury Note/Bond	4.125%	8/15/2053	44,900	38,907
	United States Treasury Note/Bond	4.750%	11/15/2053	51,990	49,927
	United States Treasury Note/Bond	4.250%	2/15/2054	64,560	57,146
	United States Treasury Note/Bond	4.625%	5/15/2054	88,800	83,635
	United States Treasury Note/Bond	4.250%	8/15/2054	68,150	60,294
	United States Treasury Note/Bond	4.500%	11/15/2054	74,393	68,657
	United States Treasury Note/Bond	4.625%	2/15/2055	70,000	65,929
	United States Treasury Note/Bond	4.750%	5/15/2055	55,815	53,661
	United States Treasury Note/Bond	4.750%	8/15/2055	81,200	78,111
	United States Treasury Note/Bond	4.625%	11/15/2055	41,600	39,226
	United States Treasury Note/Bond	4.750%	2/15/2056	16,700	16,076
	United States Treasury Strip Coupon	0.000%	11/15/2043	39,000	15,760
	United States Treasury Strip Coupon	0.000%	5/15/2044	42,000	16,472
					2,381,649
Agency Bonds and Notes (3.9%)
[3]	Fannie Mae Principal Strip	0.000%	8/6/2038	31,000	17,133
[3]	Federal Home Loan Mortgage Corp.	0.000%	11/15/2038	14,465	7,869
[3]	Federal National Mortgage Association	0.000%	11/15/2030	49,591	41,187
[3]	Freddie Mac Principal Strips	0.000%	3/15/2031	32,416	26,533
	Resolution Funding Corp. Principal Strip	0.000%	1/15/2030	19,800	17,014
					109,736
Conventional Mortgage-Backed Securities (6.6%)
[3,4]	Fannie Mae Pool	2.070%	10/1/2040	1,829	1,401
[3,4]	Fannie Mae Pool	2.160%	10/1/2050	2,489	1,797
[3,4]	Fannie Mae Pool	2.260%	10/1/2041	3,340	2,375
[3,4]	Fannie Mae Pool	2.310%	12/1/2050	1,522	1,082
[3,4]	Fannie Mae Pool	2.330%	10/1/2039	1,245	951
[3,4]	Fannie Mae Pool	2.340%	12/1/2050	1,352	1,001
[3,4]	Fannie Mae Pool	2.390%	12/1/2041	7,463	5,726
[3,4]	Fannie Mae Pool	2.430%	10/1/2037	1,173	951
[3,4]	Fannie Mae Pool	2.460%	9/1/2051	915	682
[3,4]	Fannie Mae Pool	2.470%	9/1/2051	2,381	1,776
[3,4]	Fannie Mae Pool	2.480%	1/1/2042	2,996	2,359
[3,4]	Fannie Mae Pool	2.510%	10/1/2046	7,822	6,268
[3,4]	Fannie Mae Pool	2.520%	12/1/2041	6,746	5,329
[3,4]	Fannie Mae Pool	2.590%	4/1/2041	7,890	6,008
[3,4]	Fannie Mae Pool	2.620%	4/1/2050	1,331	1,016
[3,4]	Fannie Mae Pool	2.930%	4/1/2038	19,124	16,250
[3,4]	Fannie Mae Pool	3.170%	9/1/2037	15,100	13,192
[3,4]	Fannie Mae Pool	3.330%	1/1/2038	3,315	2,870
[3,4]	Fannie Mae Pool	3.490%	9/1/2045	8,249	7,333
[3,4]	Fannie Mae Pool	3.840%	4/1/2047	1,906	1,732
[3,4]	Fannie Mae Pool	3.990%	3/1/2046	1,628	1,497
[3,4]	Freddie Mac Pool	2.160%	5/1/2039	4,337	3,317
[3,4]	Freddie Mac Pool	2.660%	1/1/2043	2,352	1,817
[3,4]	Freddie Mac Pool	3.750%	6/1/2042	3,951	3,506
[3,4]	Freddie Mac Pool	3.800%	5/1/2039–2/1/2041	8,601	7,879
[3,4]	Freddie Mac Pool	4.000%	8/1/2040	5,831	5,393
[3,4]	Freddie Mac Pool	4.750%	1/1/2045	10,000	9,462
[3,4,5]	UMBS Pool	2.500%	5/13/2056	9,250	7,754
[3,4,5]	UMBS Pool	3.500%	5/13/2056	9,250	8,433
[3,4,5]	UMBS Pool	4.500%	5/13/2056	27,400	26,391
[3,4,5]	UMBS Pool	5.000%	5/13/2056	27,700	27,313
					182,861
Nonconventional Mortgage-Backed Securities (4.1%)
[3,4]	Fannie Mae REMICS	2.500%	11/25/2046–11/25/2049	17,318	13,698
[3,4]	Fannie Mae REMICS	3.000%	11/25/2049	5,450	4,430
[3,4]	Fannie Mae REMICS	4.000%	11/25/2055	12,459	9,707
[3,4]	Fannie Mae REMICS	4.500%	1/25/2055	14,114	12,552
[3,4]	Fannie Mae REMICS	5.000%	6/25/2053	8,108	7,559
[3,4]	Freddie Mac REMICS	1.500%	12/25/2050	11,700	8,086
[3,4]	Freddie Mac REMICS	2.000%	8/25/2050	25,801	17,552
[3,4]	Freddie Mac REMICS	2.500%	3/25/2041	7,238	5,674
[3,4]	Freddie Mac REMICS	3.000%	7/15/2045–12/25/2049	7,217	6,051

			Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3,4]	Freddie Mac REMICS		4.000%	4/25/2052	7,805	7,102
[4]	Ginnie Mae REMICS		3.000%	12/20/2051	27,233	21,799
						114,210
Total U.S. Government and Agency Obligations (Cost $2,961,246)						2,788,456
Asset-Backed/Commercial Mortgage-Backed Securities (0.0%)
[3,4,6]	Fannie Mae-Aces Class AQ2 Series 2016-M10 (Cost $921)		3.796%	11/25/2045	1,022	909
					Shares
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[7]	Vanguard Market Liquidity Fund (Cost $3,137)		3.685%		31,377	3,138
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.1%)
Over-the-Counter Swaptions (0.1%)
Call Swaptions
	2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.270% Annually	WFB	7/16/2026	3.270%	30,110	27
	10-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.350% Annually	NGFP	10/16/2030	3.350%	16,200	326
	10-Year Interest Rate Swap, Pays SOFR Annually, Receives 4.018% Annually	NGFP	4/17/2028	4.018%	4,030	129
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.690% Annually	WFB	7/16/2026	3.690%	3,370	6
						488
Put Swaptions
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.600% Annually	JPMC	1/20/2028	3.600%	16,260	153
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.500% Annually	WFB	1/21/2027	3.500%	15,290	121
	2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.450% Annually	JPMC	2/5/2027	3.450%	15,090	131
	5-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.500% Annually	BNPSW	5/13/2026	3.500%	12,720	131
	5-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.798% Annually	MSBNA	10/15/2026	3.798%	5,080	47
	10-Year Interest Rate Swap, Receives SOFR Annually, Pays 4.018% Annually	NGFP	4/17/2028	4.018%	4,030	156
						739
Total Options Purchased (Cost $1,290)						1,227
Total Investments (100.5%) (Cost $2,966,594)						2,793,730
			Coupon	Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-2.6%)
[3,4,5]	UMBS Pool		3.000%	5/13/2056	(18,500)	(16,208)
[3,4,5]	UMBS Pool		5.500%	5/13/2056	(27,400)	(27,549)

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3,4,5]	UMBS Pool	6.000%	5/13/2056	(27,700)	(28,286)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $72,320)					(72,043)
Other Assets and Liabilities—Net (2.1%)					58,228
Net Assets (100%)					2,779,915
Cost is in $000.
1	Securities with a value of $2,621 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $7,301 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of April 30, 2026.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
MSBNA—Morgan Stanley Bank, N.A.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
WFB—Wells Fargo Bank N.A.

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Receives SOFR Annually, Pays 2.870% Annually	WFB	7/16/2026	2.870%	30,110	(9)
10-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.608% Annually	NGFP	10/16/2035	3.608%	13,600	(389)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 4.170% Annually	NGFP	4/17/2028	4.170%	1,950	(123)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 4.090% Annually	WFB	7/16/2026	4.090%	3,370	(42)
					(563)

Put Swaptions
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.750% Annually	JPMC	2/5/2027	3.750%	30,180	(169)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.850% Annually	JPMC	1/20/2028	3.850%	16,260	(119)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 4.100% Annually	JPMC	1/20/2028	4.100%	16,260	(92)
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.750% Annually	WFB	1/21/2027	3.750%	30,580	(166)
5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.700% Annually	BNPSW	5/13/2026	3.700%	12,720	(41)
5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.800% Annually	BNPSW	5/13/2026	3.800%	12,720	(18)
5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.873% Annually	MSBNA	4/15/2027	3.873%	3,710	(48)
30-Year Interest Rate Swap, Pays SOFR Annually, Receives 4.170% Annually	NGFP	4/17/2028	4.170%	1,950	(143)
					(796)
Total Options Written (Premiums Received $1,493)					(1,359)
BNPSW—BNP Paribas.
JPMC—JPMorgan Chase Bank, N.A.
MSBNA—Morgan Stanley Bank, N.A.
NGFP—Nomura Global Financial Products Inc.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2026	257	53,231	(401)
Long U.S. Treasury Bond	June 2026	515	58,115	(527)
Ultra Long U.S. Treasury Bond	June 2026	1,064	122,393	(3,430)
				(4,358)

Short Futures Contracts
5-Year U.S. Treasury Note	June 2026	(286)	(30,841)	60
10-Year U.S. Treasury Note	June 2026	(298)	(32,957)	166
Ultra 10-Year U.S. Treasury Note	June 2026	(521)	(58,800)	288
				514
				(3,844)

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/15/2028	7/6/2026[1]	87,700	0.000[2]	(3.157)[3]	796	776
3/15/2028	7/6/2026[1]	17,700	3.598[3]	(0.000)[2]	(34)	(34)
3/15/2028	7/6/2026[1]	9,000	3.724[3]	(0.000)[2]	—	—
8/30/2030	7/6/2026[1]	36,922	0.000[2]	(3.252)[3]	621	639
8/30/2030	7/6/2026[1]	7,400	0.000[2]	(3.574)[3]	34	33
4/10/2031	N/A	1,275	3.650[2]	(3.617)[3]	6	6
4/10/2031	N/A	1,275	3.669[3]	(3.650)[2]	(3)	(3)
5/15/2031	5/15/2026[1]	1,870	3.624[3]	(0.000)[2]	(8)	(8)
11/15/2035	6/30/2026[1]	7,240	0.000[2]	(3.572)[3]	199	197
11/15/2035	6/30/2026[1]	3,700	0.000[2]	(3.682)[3]	70	70
11/15/2035	6/30/2026[1]	3,600	0.000[2]	(3.833)[3]	26	26
11/15/2035	6/30/2026[1]	3,600	0.000[2]	(3.837)[3]	25	25
11/15/2035	6/30/2026[1]	1,800	0.000[2]	(3.926)[3]	2	2
10/18/2040	10/18/2030[1]	6,500	0.000[2]	(4.100)[3]	123	123
1/22/2041	1/22/2031[1]	1,140	4.517[3]	(0.000)[2]	9	9
10/18/2045	10/18/2035[1]	7,200	4.358[3]	(0.000)[2]	(121)	(121)
1/22/2046	1/22/2036[1]	1,410	0.000[2]	(4.781)[3]	(9)	(9)
					1,736	1,731
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/(paid) annually.
3	Interest payment received/(paid) annually.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.	To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. The fund may sell a TBA that it does not hold (Sales Commitments) to manage portfolio risks while giving the fund more flexibility. The settlement date of a Sales Commitment is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or

Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
C.	Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains(losses) are recognized.
D.	Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.	Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
F.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of April 30, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,788,456	—	2,788,456
Asset-Backed/Commercial Mortgage-Backed Securities	—	909	—	909
Temporary Cash Investments	3,138	—	—	3,138
Options Purchased	—	1,227	—	1,227
Total	3,138	2,790,592	—	2,793,730
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(72,043)	—	(72,043)
Derivative Financial Instruments
Assets
Futures Contracts[1]	514	—	—	514
Swap Contracts[1]	—	1,906	—	1,906
Total	514	1,906	—	2,420
Liabilities
Options Written	—	(1,359)	—	(1,359)
Futures Contracts[1]	(4,358)	—	—	(4,358)
Swap Contracts[1]	—	(175)	—	(175)
Total	(4,358)	(1,534)	—	(5,892)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.